                                                                      Exhibit 25

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)


                                    HCA INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                   75-2497104
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


One Park Plaza
Nashville, Tennessee                                       37203
(Address of principal executive offices)                   (Zip code)

                                  -------------

                                 Debt Securities
                       (Title of the indenture securities)

================================================================================

1.     GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-----------------------------------------------------------------------------------------
             Name                                     Address
-----------------------------------------------------------------------------------------
      Superintendent of Banks of the State of         2 Rector Street, New York,
      New York                                        N.Y.  10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York                33 Liberty Plaza, New York,
                                                      N.Y.  10045

      Federal Deposit Insurance Corporation           Washington, D.C.  20429

      New York Clearing House Association             New York, New York   10005


      (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.) All amendments to such Organization Certificate not incorporated by reference are attached hereto.

      4.    A copy of the existing By-laws of the Trustee.

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of December, 2004.


                                           THE BANK OF NEW YORK



                                           By:   /s/ ROBERT A. MASSIMILLO
                                               ------------------------------
                                               Name:   ROBERT A. MASSIMILLO
                                               Title:  VICE PRESIDENT

                                                                       Exhibit 1




                             EXHIBIT 1 TO FORM T-1





                      ADDITIONAL CERTIFICATES OF AMENDMENT
                        TO THE ORGANIZATION CERTIFICATE
                                   (ATTACHED)

                               STATE OF NEW YORK,

                               BANKING DEPARTMENT



     I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF THE BANK OF NEW YORK, Under Section 8005 of the Banking Law," dated December 27, 1991, providing for an increase in capital stock from $402,867,788 consisting of a) 11,666,671 shares of common stock of the par value of twenty-eight dollars ($28) per share; b) 1,500,000 shares of preferred stock of the par value of fifty dollars ($50) per share; and
c) 1,201,000 shares of preferred stock of the par value of one dollar ($1) per share to $951,201,325 consisting of a) 11,666,671 shares of common stock of the par value of seventy-five ($75) per share; b) 1,500,000 shares of preferred stock of the par value of fifty dollars ($50) per share; and c) 1,201,000 shares of preferred stock of the par value of one dollar ($1) per share.



WITNESS, my hand and official seal of the Banking Department at the City of New York, this 30th day of December in the Year of our Lord one thousand nine hundred and ninety-one



                                                   /s/ Carmine M. Tenga
                                                   ----------------------------

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                              THE BANK OF NEW YORK

                     UNDER SECTION 8005 OF THE BANKING LAW












                                                            Legal Department
                                                            The Bank of New York
                                                            One Wall Street
                                                            New York, NY 10286

                            CERTIFICATE OF AMENDMENT
                                       OF
                          THE ORGANIZATION CERTIFICATE
                                       OF
                              THE BANK OF NEW YORK

                     Under Section 8005 of the Banking Law


     We, the undersigned, Deno D. Papageorge, Senior Executive Vice President, and Jacqueline R. McSwiggan, Vice President and Secretary, respectively, of The Bank of New York, do hereby certify and state as follows:

     1. The name of the Corporation is The Bank of New York; the name under which it was originally incorporated is the Mutual Benefit Life Policy, Loan and Trust Company of New York.

     2. The Corporation was created by a special law. The chapter number and year of passage of such law are Chapter 616 of the laws passed in 1871.

     3. Organization Certificate of the Corporation, as heretofore amended by certificates filed pursuant to law, is hereby further amended, to revise Section A, which relates to the Corporation's capital structure, to read as set forth below:

          "A. The Aggregate number of shares which the Corporation shall have authority to issue is fourteen million three hundred sixty-seven thousand six hundred seventy-one (14,367,671), consisting of:

               (a) Eleven million six hundred sixty-six thousand six hundred seventy-one (11,666,671) shares of common stock of the par value of seventy-five dollars ($75) per share;

               (b) One million five hundred thousand (1,500,000) shares of preferred stock of the par value of fifty dollars ($50) per share; and

               (c) One million two hundred one thousand (1,201,000) shares of preferred stock of the par value of one dollar ($1) per share."

     4. This amendment was authorized by resolution of the board of directors of the Corporation and by written consent of its sole shareholder.

     IN WITNESS WHEREOF, we subscribe this Certificate and affirm that the statements contained herein are true under the penalties of perjury, this 27th day of December, 1991.


                                        /s/ Deno D. Papageorge
                                        -----------------------------------


                                        /s/ Jacqueline R. McSwiggan
                                        -----------------------------------

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                              THE BANK OF NEW YORK

                     UNDER SECTION 8005 OF THE BANKING LAW












                                                            Legal Department
                                                            The Bank of New York
                                                            One Wall Street
                                                            New York, NY 10286

                               STATE OF NEW YORK,

                               BANKING DEPARTMENT


          I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF THE BANK OF NEW YORK, under
     Section 8005 of the Banking Law," dated December 20, 1992, providing for an increase in capital stock from $951,201,325 consisting of a) 11,666,671 shares of common stock of the par value of seventy-five dollars ($75) per share; b) 1,500,000 shares of preferred stock of the par value of fifty dollars ($50) per share; and c) 1,201,000 shares of preferred stock of the par value of one dollar ($1) per share to $1,576,201,000 consisting of a) 20,000,000 shares of common stock of the par value of seventy five dollars ($75) per share; b) 1,500,000 shares of preferred stock of the par value of fifty dollars ($50) per share; and c) 1,201,000 shares of preferred stock of the par value of one dollar ($1) per share.



WITNESS, my hand and official seal of the Banking Department at the City of New York,

                    this 31st day of December in the Year of our Lord one thousand nine hundred and ninety-two



                                        /s/ Carmine M. Tenga
                                        -------------------------------------
                                        Deputy Superintendent of Banks.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          THE ORGANIZATION CERTIFICATE
                                       OF
                              THE BANK OF NEW YORK


                     Under Section 8005 of the Banking Law



     We, the undersigned, Dano D. Papageorge, Senior Executive Vice President, and Jacqueline R. McSwiggan, Vice President and Secretary, respectively, of The Bank of New York, do hereby certify and state as follows:

     1. The name of the Corporation is The Bank of New York, the name under which it was originally incorporated is the Mutual Benefit Life Policy, Loan and Trust Company of New York.

     2. The Corporation was created by a special law. The chapter number and year of passage of such law are Chapter 616 of the laws passed in 1871.

     3. Organization Certificate of the Corporation, as heretofore amended by certificates filed pursuant to law, is hereby further amended, to revise Section A, which relates to the Corporation's capital structure, to read as set forth below:

          "A. The Aggregate number of shares which the Corporation shall have authority to issue is twenty-two million seven hundred one thousand (22,701,000), consisting of:

               (a) Twenty million (20,000,000) shares of common stock of the par value of seventy-five dollars ($75) per share;

               (b) One million five hundred thousand (1,500,000) shares of preferred stock of the par value of fifty dollars ($50) per share; and

               (c) One million two hundred one thousand (1,201,000) shares of preferred stock of the par value of one dollar ($1) per share."

     4. This amendment was authorized by resolution of the board of directors of the Corporation and by written consent of its sole shareholder.

     IN WITNESS WHEREOF, this Certificate has been signed this 30th day of December, 1992.



                                       /s/ Deno D. Papageorga
                                       --------------------------------
                                       Deno D. Papageorga
                                       Senior Executive Vice President



                                       /s/ Jacqueline R. McSwiggan
                                       ---------------------------------
                                       Jacqueline R. McSwiggan
                                       Vice President and Secretary


STATE OF NEW YORK   )
                    ):        ss.:
COUNTY OF NEW YORK  )

     On this 30th day of December, 1992 before me personally appeared Deno D. Papageorga and Jacqueline R. McSwiggan who to me known did depose and say that they are the persons described in and who executed the foregoing instrument; that they read the contents thereof and they know them to be true.




                                       /s/ Deno D. Papageorga
                                       --------------------------------
                                       Deno D. Papageorga
                                       Senior Executive Vice President



                                       /s/ Jacqueline R. McSwiggan
                                       ---------------------------------
                                       Jacqueline R. McSwiggan
                                       Vice President and Secretary



Sworn to before me this 30th
day of December, 1992.



/s/ Patricia K. Dolan
---------------------------------
          Notary Public
           [Illegible]                           Counterpart filed in the
                                                 Office of the Superintendent of
                                                 Banks, State of New York,
                                                 this 31st day of December 1992

                               STATE OF NEW YORK,

                               BANKING DEPARTMENT





          I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificates entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF THE BANK OF NEW YORK, under Section 8005 of the Banking Law", dated November 19, 1996, providing for an increase in capital stock from $1,576,201,000 consisting of a) 20,000,000 shares of common stock of the par value of seventy-five dollars ($75) per share; b) 1,500,000 shares of preferred stock of the par value of fifty dollars ($50) per share; and c) 1,201,000 shares of preferred stock of the par value of one dollar ($1) per share to $2,276,201,000 consisting of a) 20,000,000 shares of common stock of the par value of seventy-five dollars ($75) per share;
          b) 1,500,000 shares of preferred stock of the par value of fifty dollars ($50) per share; and c) 701,201,000 shares of preferred stock of the par value of one dollar ($1) per share.








          WITNESS, my hand and official seal of the Banking Department at the City of New York,

                    this 20th day of November in the Year of our Lord one thousand nine hundred and ninety-six.




                                             /s/ Manuel Kursky
                                             ___________________________________
                                                 Deputy Superintendent of Banks.

                            CERTIFICATE OF AMENDMENT

                                       OF

                          THE ORGANIZATION CERTIFICATE

                                       OF

                              THE BANK OF NEW YORK

                     UNDER SECTION 8005 OF THE BANKING LAW






















                                                        Legal Department
                                                        The Bank of New York
                                                        One Wall Street
                                                        New York, New York 10286





Cert-2.ew

                            CERTIFICATE OF AMENDMENT
                                       OF
                          THE ORGANIZATION CERTIFICATE
                                       OF
                              THE BANK OF NEW YORK

                     Under Section 8005 of the Banking Law

     We, the undersigned, Deno Papageorge, Senior Executive Vice President, and Jacqueline R. McSwiggan, Vice President and Secretary, respectively, of The Bank of New York, do hereby certify and state as follows:

     1. The name of the Corporation is The Bank of New York; the name under which it was originally incorporated is the Mutual Benefit Life Policy, Loan and Trust Company of New York.

     2. The Corporation was created by a special law. The chapter number and year of passage of such law are Chapter 616 of the laws passed in 1871.

     3. The Organization Certificate of the Corporation, as heretofore amended by certificates filed pursuant to law, is hereby further amended, to revise Section A, which relates to the Corporation's capital structure and which currently provides authorization for the issuance of twenty million (20,000,000) shares of common stock of the par value of seventy-five dollars ($75) per share, one million five hundred thousand (1,500,000) shares of preferred stock of the par value of fifty dollars ($50) per share and one million two hundred one thousand (1,201,000) shares of preferred stock of the par value of one dollar ($1) per share, to read in its entirety as follows:

          "A. The Aggregate number of shares which the Corporation shall have authority to issue is 722,701,000 consisting of:

               (a) Twenty million (20,000,000) shares of common stock of the par value of seventy-five dollars ($75) per share;

               (b) One million five hundred thousand (1,500,000) shares of preferred stock of the par value of fifty dollars ($50) per share; and

               (c) Seven hundred one million two hundred one thousand (701,201,000) shares of preferred stock of the par value of one dollar ($1) per share."

     4. The Corporation's organization certificate, as heretofore amended by certificates filed pursuant to law is hereby amended by the addition of Section E stating the number, designation, relative rights, preferences and limitations of the 7 1/2% Noncumulative Preferred Stock to read as below set forth:

          "E.  (a)  Number of Shares; Designation of Series.

               There shall be a series of the class of Preferred Stock consisting of seven hundred million (700,000,000) shares of the par value of one dollar ($1) per share designated "7 1/2% Noncumulative Preferred Stock" (hereinafter called this "Series").

               (b) Dividends.

               (1) Dividend Rate. Subject to Section (b)(3), dividends on the shares of this Series shall be at a percentage rate per annum equal to 7.50% of the amount of the Liquidation Preference (as defined below) per share, for the actual number of days elapsed during the relevant Dividend Period (as defined below). No interest will be paid on or in respect of any dividend on this Series. For purposes of this Series, "Dividend Period" shall mean the period from and including any Dividend Payment Date (as defined below) to but excluding the next Dividend Payment Date; provided, that the initial Dividend Period shall be the period from and including the date of original issuance of shares of the Series to but excluding the initial Dividend Payment Date.


               (2) Dividend Payment Dates. Dividends on the shares of this Series shall be payable, from funds legally available therefor, when and as declared in the discretion of the Board of Directors, on the 15th day of February, May, August and November in each year commencing on February 15, 1997, unless any such date is not a Business Day, in which event dividends on this Series shall be payable on the next succeeding Business Day (each date on which dividends on this Series are payable, a "Dividend Payment Date"). For purposes of this Series, "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is not a day on which banks in New York City are generally authorized by law to close.


               (3) Dividends Noncumulative. Dividends on the shares of this Series are noncumulative. If the Board of Directors fails to declare a dividend for any Dividend Period in respect of this Series, the right of holders of shares of this Series to receive a dividend in respect of such Dividend Period shall be lost, and the Corporation shall have no obligation to pay the dividend accrued for such dividend period or to pay any interest thereon, whether or not dividends on this Series are declared for any further Dividend Period.

          (4) LIMITATION OF DIVIDENDS ON JUNIOR RANKING STOCK. If at any time the dividend stated to be payable on this Series for the most recently completed Dividend Period was not declared and paid in full, or if a sum has not been set aside to provide for such payment in full, an amount equal to the full dividend stated to be payable for this Series for the then-current Dividend Period will be set aside to provide for the payment in full of such dividend on the Dividend Payment Date with respect to such current Dividend Period before any dividend or other distribution, whether in cash or property, will be paid on or declared or set apart for any shares of Common Stock of the Corporation or any other shares of capital stock of the Corporation which rank junior to this Series as to dividends, whether now or hereafter authorized, and before any moneys will be set aside for or applied to any redemption, retirement, purchase or other acquisition (either pursuant to any applicable purchase or sinking fund provisions or otherwise) of any shares of Common Stock of the Corporation or any other shares of capital stock of the Corporation which are junior to this Series as to dividends, whether now or hereafter authorized, PROVIDED, HOWEVER, that any moneys deposited in any purchase or sinking fund provided for any shares of capital stock of the Corporation in compliance with the provisions of such fund and in compliance at the time of such deposit with the provisions of this Section (b)(4) may thereafter be applied to the purchase or redemption of such shares in accordance with the terms of such purchase or sinking fund. If at any time there shall be outstanding any shares of any other class or series of stock ranking on a parity as to dividends with this Series, no dividends will be declared on this Series or any other such parity stock in respect of any dividend payable during the same period unless there shall be declared on all shares of this Series and other such parity stock dividends payable in proportion to their respective dividend periods and dividend rates per annum. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full dividends, as herein provided, on this Series. The foregoing provisions of this Section

(b)(4) shall not apply to or prevent a dividend or distribution payable in shares of stock which are junior to this Series as to dividends and upon liquidation, or apply to or prevent the acquisition of shares of stock upon conversion thereof into or in exchange solely for shares of such junior stock.

     (c)  Redemption.    The shares of this Series shall not be redeemable by
the Corporation, and no holder thereof shall have the right to require the Corporation to redeem any such shares.

     (d) Conversion or Exchange. The holders of shares of this Series shall not have any rights to convert such shares into, or exchange such shares for, shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

     (e)  Voting.   Except as required from time to time by law, the shares of this Series shall not have any voting powers, either general or special.

     (f)  Liquidation.

     (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $1 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution (the "Liquidation Preference").

     (2) Neither the consolidation nor merger of the Corporation into or with any corporation, nor the sale, transfer or lease by the corporation of all or any part of its property will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section (f).

     (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

     (4) If the assets of the Corporation available for distribution to the holders of shares of this

Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Section (f)(1), no such distribution shall be made on account of any shares of any other series of Preferred Stock or of any other class ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in accordance with the sums which would be payable in such distribution if all sums payable in respect of the shares of all series of Preferred Stock and any such other class as aforesaid were discharged in full.

     (g) For purposes of this Section E, any stock of any class or series of the Corporation shall be deemed to rank;

     (1) Prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

     (2) On a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

     (3) Junior to shares of this Series, either as to dividends or upon liquidation, if such class or series shall be common stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or series.

     5. This amendment was authorized by resolution of the board of directors of the Corporation and by written consent of its sole shareholder.

     IN WITNESS WHEREOF, this certificate has been signed this 19th day of November, 1996.


                                        /s/ Dano D. Papageorge
                                        ----------------------------------
                                        Dano D. Papageorge
                                        Senior Executive Vice President


                                        /s/ Jacqueline R. McSwiggan
                                        ----------------------------------
                                        Jacqueline R. McSwiggan
                                        Vice President and Secretary


STATE OF NEW YORK   )
                    ):   ss.:
COUNTY OF NEW YORK  )

     On this 19th day of November, 1996 before me personally appeared Dano D. Papageorge and Jacqueline R. McSwiggan who to me known did depose and say that they are the persons described in and who executed the foregoing instrument; that they read the contents thereof and they know them to be true.


                                        /s/ Dano D. Papageorge
                                        ----------------------------------
                                        Dano D. Papageorge
                                        Senior Executive Vice President


                                        /s/ Jacqueline R. McSwiggan
                                        ----------------------------------
                                        Jacqueline R. McSwiggan
                                        Vice President and Secretary


Sworn to before me this 19th
day of November, 1996


/s/ Sylvia Cohen
-----------------------------
NOTARY PUBLIC


                       SYLVIA COHEN
             Notary Public, State of New York
                      No. 31-8747950
               Qualified in New York County
             Commission expires July 31, 1997

                             EXHIBIT 4 TO FORM T-1

                                     BYLAWS
                                   (ATTACHED)

                                    BY-LAWS
                                       OF
                              THE BANK OF NEW YORK
                        As amended through May 13, 2003

                               TABLE OF CONTENTS

                                                                        Page No.

ARTICLE I      Stockholders .................................................. 4
  SECTION 1.1.   Annual Meeting .............................................. 4
  SECTION 1.2.   Special Meetings ............................................ 4
  SECTION 1.3.   Notice of Meetings .......................................... 4
  SECTION 1.4.   Quorum of Stockholders ...................................... 4

ARTICLE II     Board of Directors ............................................ 5
  SECTION 2.1.   Number of Directors ......................................... 5
  SECTION 2.2.   Eligibility ................................................. 5
  SECTION 2.3.   Meetings of the Board ....................................... 5
  SECTION 2.4.   Quorum of Directors and Action by the Board ................. 6
  SECTION 2.5.   Removal of Directors ........................................ 6
  SECTION 2.6.   Vacancies ................................................... 6
  SECTION 2.7.   Compensation ................................................ 6
  SECTION 2.8.   Minutes ..................................................... 6
  SECTION 2.9.   Reports ..................................................... 6
  SECTION 2.10.  Action Without a Meeting .................................... 6

ARTICLE III    Executive Committee ........................................... 6
  SECTION 3.1.   Membership .................................................. 6
  SECTION 3.2.   Time and Place of Meetings .................................. 7
  SECTION 3.3.   Special Meetings ............................................ 7
  SECTION 3.4.   Quorum ...................................................... 7
  SECTION 3.5.   Compensation ................................................ 7
  SECTION 3.6.   Minutes ..................................................... 7
  SECTION 3.7.   Reports ..................................................... 7

ARTICLE IV     Other Committees .............................................. 7
  SECTION 4.1.   Examining Committee ......................................... 7
  SECTION 4.2.   Other Committees of Directors Officers and/or
                 Other Persons ............................................... 7
  SECTION 4.3.   Compensation ................................................ 8
  SECTION 4.4.   Manner of Acting ............................................ 8

ARTICLE V      Officers ...................................................... 8
  SECTION 5.1.   Principal Executive Officers ................................ 8
  SECTION 5.2.   Senior Executive Officers ................................... 8
  SECTION 5.3.   Other Senior Officers ....................................... 8
  SECTION 5.4.   Appointed Officers .......................................... 9
  SECTION 5.5.   Bonds ....................................................... 9
  SECTION 5.6.   General Supervisory Powers .................................. 9
  SECTION 5.7.   Executive Officers .......................................... 9
  SECTION 5.8.   Senior Vice Presidents and Vice Presidents .................. 9
  SECTION 5.9.   Secretary ................................................... 9
  SECTION 5.10.  Treasurer ................................................... 9

 SECTION 5.11. Comptroller ................................................... 9
 SECTION 5.12. Auditor ...................................................... 10
 SECTION 5.13. Other Officers ............................................... 10

ARTICLE VI   Signing Authorities ............................................ 10
 SECTION 6.1.  Real Property ................................................ 10
 SECTION 6.2.  Senior Signing Powers ........................................ 10
 SECTION 6.3.  Limited Signing Powers ....................................... 10
 SECTION 6.4.  Powers of Attorney ........................................... 10
 SECTION 6.5.  Auditor ...................................................... 11

ARTICLE VII  Indemnification ................................................ 11
 SECTION 7.1.  Indemnification .............................................. 11
 SECTION 7.2.  Other Indemnification ........................................ 11

ARTICLE VIII Capital Stock .................................................. 11
 SECTION 8.1.  Certificates of Stock ........................................ 11
 SECTION 8.2.  Transfer of Certificates ..................................... 11
 SECTION 8.3.  New Certificates ............................................. 11

ARTICLE IX   Corporate Seal ................................................. 12
 SECTION 9.1   The Seal ..................................................... 12

ARTICLE X    Amendment of By-Laws ........................................... 12
 SECTION 10.1. Procedure for Amendments ..................................... 12

                                    BY-LAWS
                                       of
                              The Bank of New York

                        As amended through May 13, 2003

                                   ARTICLE I
                                  STOCKHOLDERS

     SECTION 1.1 Annual Meeting.   The annual meeting of stockholders of The
Bank of New York (hereinafter called the Bank) for the election of directors and the transaction of such other business as properly may be brought before such meeting shall be held within each calendar year at the principal office of the Bank, or such other place as shall be specified in the notice of such meeting, on such day and at such hour as may be fixed by the Board of Directors (hereinafter called the Board).

     SECTION 1.2 Special Meetings. Special meetings of the stockholders of the Bank (hereinafter called the stockholders) may be called by the Board, the Chairman of the Board or the President and shall be called upon the written request of the holders of record of a majority of the outstanding shares of stock of the Bank entitled to vote at the meeting requested to be called. Such meetings of stockholders shall be held on such day and at such hour and at such place, within or without the State of New York, as may be fixed by the Board.

     SECTION 1.3 Notice of Meetings.    Notice of each meeting of stockholders
shall be given in writing, not less than ten nor more than fifty days before the date of the meeting, to each stockholder entitled to vote at such meeting, and shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called. If mailed, such notice shall be deemed to have been given when deposited in the United States mail, with postage thereon prepaid, directed to the stockholder at his address as it appears on the record of stockholders.

     Notwithstanding the foregoing, notice of meeting need not be given to any stockholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

     SECTION 1.4 Quorum of Stockholders.     The holders of a majority of the
shares entitled to vote thereat shall constitute a quorum at a meeting of stockholders for the transaction of any business. At all meetings of stockholders, a quorum being present, all matters, except as otherwise provided by law or the Organization Certificate of the Bank, shall be authorized by a majority of the votes cast at the meeting by the stockholders present in person or by proxy and entitled to vote thereon. The stockholders present may adjourn the meeting despite the absence of a quorum.

                                   ARTICLE II
                               BOARD OF DIRECTORS

     SECTION 2.1. Number of Directors. The business of the Bank shall be managed by the Board which shall consist of such number of directors, within the minimum and maximum limits prescribed in the Organization Certificate of the Bank, as from time-to-time shall be determined by the vote of a majority of the directors then in office or by the stockholders. In the event of any increase in the number of directors, additional directors shall be elected in the manner herein prescribed for the filling of vacancies. No decrease in the number of directors shall shorten the term of any incumbent director. All directors must possess such qualifications as to stock ownership, citizenship, residence and age as are prescribed by the Banking Law. Directors shall hold office until the next annual meeting of the stockholders and until their successors are elected and have qualified.

     SECTION 2.2. Eligibility. No person shall be eligible for election or reelection as a member of the Board who shall have attained the age of seventy years.

     SECTION 2.3. Meetings of the Board. An annual meeting of the Board shall be held in each year within fifteen days after the annual meeting of stockholders. Regular meetings of the Board shall be held on such day and at such hour as the directors may fix from time-to-time, and no notice thereof need be given. In case any date for a meeting shall fall on a public holiday, such meeting shall be held on the next succeeding business day. Special meetings of the Board may be held at any time upon the call of the Chief Executive Officer or, in his absence, a principal executive officer and shall be called upon the written request of any two directors.

     Meetings of the Board shall be held at such places within or without the State of New York as may be fixed by the Board. If no place is so fixed, meetings of the Board shall be held at the principal office of the Bank in the City of New York.

     Notices of the annual and special meetings of the Board shall be given by delivery, mail, telegraph, facsimile, e-mail, radio or cable to each director at his usual place of business or residence address not later than noon, New York time, on the third day prior to the day on which the meeting is to be held or, if given personally or by telephone, not later than noon, New York time, on the day before the day on which the meeting is to be held.

     Notice of a meeting of the Board need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

     A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Except for announcement at the meeting, notice of the time and place of any adjourned meeting need not be given.

     Members of the Board may participate in a meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     SECTION 2.4. Quorum of Directors and Action by the Board. One-third of the entire Board, but in no case less than five directors, shall constitute a quorum for the transaction of business. Except as otherwise required by law, the Organization Certificate of the Bank or these By-laws, the vote of a majority of the directors present at a meeting at the time of such vote, if a quorum is then present, shall be the act of the Board.

     SECTION 2.5. Removal of Directors. Any one or more of the directors may be removed for cause by action of the Board. Any or all of the directors may be removed with or without cause by vote of the stockholders.

     SECTION 2.6. Vacancies. All vacancies in the office of director shall be filled by election by the stockholders, except that vacancies not exceeding one-third of the entire Board may be filled by the affirmative vote of a majority of the directors in office and the directors so elected shall hold office for the balance of the unexpired term.

     SECTION 2.7. Compensation. Members of the Board, except members who are officers of The Bank of New York Company, Inc. or any of its subsidiaries, shall be entitled to receive such compensation and such fees for attendance as the Board shall fix from time-to-time.

     SECTION 2.8. Minutes. Regular minutes of the proceedings of the Board shall be kept in books to be provided for that purpose which shall always be open for the inspection of any director.

     SECTION 2.9. Reports. At each regular meeting of the Board there shall be submitted a report of the concerns and business of the Bank, including such reports as shall be required by law or by regulation of the authorities having jurisdiction over the Bank.

     SECTION 2.10. Action without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, to the extent permitted by law and regulation, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing and such consent is filed with the minutes of the proceedings of the Board or such committee.



                                  ARTICLE III
                              EXECUTIVE COMMITTEE


     SECTION 3.1. Membership. The Board, by resolution adopted by a majority of the entire Board at its annual meeting, shall designate from among its members an Executive Committee, consisting of not less than five directors, which shall have all the authority of the Board, except as may be otherwise provided by law.

     Vacancies in the Executive Committee shall be filled by the Board. The Board may designate one or more directors as alternate members of the Executive Committee who may replace any absent member or members at any meeting of such committee.

     SECTION 3.2. Time and Place of Meetings. There shall be meetings of the Executive Committee at the principal office of the Bank, on such day, at such hour and at such place as the Committee may fix from time-to-time, and no notice thereof need be given.

     SECTION 3.3. Special Meetings. Special meetings of the Executive Committee may be called at any time by the Chief Executive Officer or, in his absence, a principal executive officer and shall be called upon the written request of any two members of the Committee. Notice of such meetings shall be given or waived as provided in Article II for special meetings of the Board.

     SECTION 3.4. Quorum. A majority of the members of the Executive Committee shall constitute a quorum for the transaction of business. Members of the Executive Committee may participate in a meeting of the Executive Committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     SECTION 3.5. Compensation. The members of the Executive Committee, other than officers of The Bank of New York Company, Inc. or any of its subsidiaries, shall receive such compensation and fees as the Board may determine from time-to-time.

     SECTION 3.6. Minutes. Regular minutes of the proceedings of the Executive Committee shall be kept in books to be provided for that purpose which shall always be open for the inspection of any director. Minutes of the meetings of the Executive Committee since the previous meeting of the Board shall be submitted at the next regular monthly meeting of the Board.

     SECTION 3.7. Reports. At each meeting of the Executive Committee there shall be submitted a report of the concerns and business of the Bank, including such reports as shall be required by law or by regulation of the authorities having jurisdiction over the Bank.

                                   ARTICLE IV
                                OTHER COMMITTEES

     SECTION 4.1. Examining Committee. The Board shall appoint an Examining Committee of not less than three of its members, none of whom shall be an officer of The Bank of New York Company, Inc. or any of its subsidiaries, who shall hold office at the pleasure of the Board. The Committee shall conduct examinations of the affairs of the Bank as required by the Banking Law or as directed by the Board and shall have supervision over the activities of the

Auditor. The Committee also shall review the examinations of the Bank made by the regulatory authorities and report to the Board its recommendations with respect thereto.

     SECTION 4.2. Other Committees of Directors, Officers and/or Other Persons. The Board may appoint, or authorize the Chief Executive Officer or, in his absence, a principal executive officer to appoint, from time-to-time, such other committees consisting of directors, officers and/or other persons and having such powers, duties and functions in or relating to the business and affairs of the Bank as the Board may determine. Each such committee and each member thereof shall serve at the pleasure of the Board and, in the case of any committee appointed by the Chief Executive Officer or a principal executive officer, at the pleasure of the Chief Executive Officer or, in his absence, of a principal executive officer. A majority of all members of any such committee may determine the rules of order and procedure of such committee and the time and place of its meetings, unless the Board, or, in the case of any committee appointed by the Chief Executive Officer or a principal executive officer, the Chief Executive Officer or, in his absence, a principal executive officer, shall otherwise provide.

     SECTION 4.3. Compensation. Members of committees, other than officers of The Bank of New York Company, Inc. or any of its subsidiaries, shall be paid such compensation and such other fees for attendance at meetings as the Board shall determine from time-to-time.

     SECTION 4.4.   Manner of Acting.   Members of the Examining Committee or
other committees of directors, officers and/or other persons appointed by the Board may participate in a meeting of such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

                                   ARTICLE V
                                    OFFICERS

     SECTION 5.1. Principal Executive Officers. The Board at its annual meeting shall elect from its number a Chairman of the Board (hereinafter called the Chairman), who shall serve also as Chairman of the Executive Committee, and a President, one of whom shall be designated to act as and to carry the additional title of Chief Executive Officer; provided that any two or more offices may be held by the same person. The Board may designate the President or Chairman, or one of the persons holding titles provided in Section 5.2, to act as and carry the additional title of Chief Operating Officer. Officers elected pursuant to this Section 5.1 shall hold office during the pleasure of the Board, which may fill any vacancy and change the designation of the Chief Executive Officer or Chief Operating Officer at any regular or special meeting. Officers elected under this section may be removed with or without cause by the Board.

     SECTION 5.2. Senior Executive Officers. The Board or the Executive Committee shall elect one or more senior executive officers, any of whom may be designated Vice Chairman of the Board, or Senior Executive Vice President and may elect such other officers with such titles as may be specified upon election. The order of seniority shall be determined by the Chief Executive Officer with the approval of the Board or the Executive Committee. Senior executive officers elected under this section may be removed with or without cause by the Board.

     SECTION 5.3. Other Senior Officers. The Board or the Executive Committee shall elect a Secretary; a Treasurer; a Comptroller; an Auditor; and such other officers with such titles as may be specified upon election. The order of seniority shall be determined by the Chief Executive Officer with the approval of the Board or the Executive Committee. The Chief Executive Officer or, in his absence, a principal executive officer, may remove any of the officers elected under this section with or without cause with the approval of the Board or the Executive Committee.

     SECTION 5.4. Appointed Officers. Officers of the Bank carrying titles set forth in this section may be appointed and removed with or without cause by the Chief Executive Officer or, in his absence, by a principal executive officer. Such officers may include one or more Executive Vice Presidents; one or more Managing Directors; one or more Senior Vice Presidents; one or more Vice Presidents; one or more Assistant Vice Presidents; and such other officers with such titles as may be specified upon appointment.

     SECTION 5.5. Bonds. The Board may require any or all officers or employees to give bonds from time-to-time.

     SECTION 5.6. General Supervisory Powers. The Chief Executive Officer or, in his absence, a principal executive officer, shall have general supervision of the policies and operations of the Bank which shall in every case be subject to the direction and control of the Board.

     SECTION 5.7. Executive Officers. The principal executive officers, the senior executive officers and Executive Vice Presidents shall participate in the supervision of the policies and operations of the Bank as directed by the Chief Executive Officer. In his absence a principal executive officer, or a senior executive officer in the order of seniority determined by the Chief Executive Officer as provided in Section 5.2, shall have general supervision of such policies and operations.

     SECTION 5.8. Senior Vice Presidents and Vice Presidents. Senior Vice Presidents and Vice Presidents shall participate in the supervision of operations of the Bank as directed by the Chief Executive Officer. They shall perform such other duties as shall be assigned to them by the Board, the Chief Executive Officer or an executive officer.

     SECTION 5.9. Secretary. The Secretary shall keep the minutes of all meetings of the Board and of the Executive Committee; shall attend to the giving of such notices of meetings as may be required by these By-laws and shall perform all the duties assigned to him by the Board or the Chief Executive Officer and in general those duties incident to the office of Secretary. He shall have custody of the corporate seal and shall have authority to affix the same to any documents requiring such seal and to attest the same. In the absence of the Secretary, an Assistant Secretary shall act in his stead.

     SECTION 5.10.  Treasurer.     The Treasurer shall have the care and
custody of all moneys, funds and other property of the Bank which may come into his hands and shall perform such other duties as may be assigned to him from time-to-time by the Board or the Chief Executive Officer.

     SECTION 5.11.  Comptroller.   The Comptroller shall exercise general
supervision over, and be responsible for, all matters pertaining to the accounting and bookkeeping of the Bank. He shall keep the permanent records of property and indebtedness and of all transactions bearing on the financial affairs of the Bank. The Comptroller shall perform such additional duties as shall be assigned to him by the Board or the Chief Executive Officer. He shall at any time on the request of any three directors report to the Board or the Executive Committee such matters concerning the affairs of the Bank as, in his or their judgment, should be brought to the attention of the directors.

     SECTION 5.12. Auditor. The Auditor shall report directly to the Chief Executive Officer and, through the Examining Committee, to the Board. He shall be responsible for the planning and direction of the internal auditing function and the evaluation of the internal control safeguards of the Bank. He shall perform such additional duties as shall be assigned by the Board, the Examining Committee or the Chief Executive Officer.

     SECTION 5.13.  Other Officers.     All officers whose duties are not
described by these By-laws shall perform such duties as may be designated by the Chief Executive Officer or any officer authorized by him to do so.

                                   ARTICLE VI
                              SIGNING AUTHORITIES

     SECTION 6.1. Real Property. Real property owned by the Bank in its own right shall not be deeded, conveyed, mortgaged, assigned or transferred except when duly authorized by a resolution of the Board. The Board may from time-to-time authorize officers to deed, convey, mortgage, assign or transfer real property owned by the Bank in its own right with such maximum values as the Board may fix in its authorizing resolution.

     SECTION 6.2.   Senior Signing Powers.   Subject to the exception provided
in Section 6.1, the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President and any Executive Vice President is authorized to accept, endorse, execute or sign any document, instrument or paper in the name of, or on behalf of, the Bank in all transactions arising out of, or in connection with, the normal course of the Bank's business or in any fiduciary, representative or agency capacity and, when required, to affix the seal of the Bank thereto. In such instances as in the judgment of the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President or any Executive Vice President may be proper and desirable, any one of said officers may authorize in writing from time-to-time any other officer to have the powers set forth in this section applicable only to the performance or discharge of the duties of such officer within his or her particular division or function. Any officer of the Bank authorized in or pursuant to Section 6.3 to have any of the powers set forth therein, other than the officer signing pursuant to this Section 6.2, is authorized to attest to the seal of the Bank on any documents requiring such seal.

     SECTION 6.3. Limited Signing Powers. Subject to the exception provided in
Section 6.1, in such instances as in the judgment of the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President, or any Executive Vice President may be proper and desirable, any one of said officers may authorize in writing from time to time any other officer, employee or individual to have the limited signing powers or limited power to affix the seal of the Bank to specified classes of documents set forth in a resolution of the Board applicable only to the performance or discharge of the duties of such officer, employee or individual within his or her division or function.

     SECTION 6.4. Powers of Attorney. All powers of attorney on behalf of the Bank shall be executed by any officer of the Bank jointly with the Chairman of the Board, the President, any Vice Chairman, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President or any Managing Director, provided that the execution by such Senior Vice President or Managing Director of said Power of Attorney shall be applicable only to the performance or discharge of the duties of such officer within his or her particular division or function. Any such power of attorney may, however, be executed by any officer or officers or person or persons who may be specifically authorized to execute the same by the Board of Directors and, at foreign branches only, by any two officers provided one of such officers is the Branch Manager.

     SECTION 6.5. Auditor. The Auditor or any officer designated by the Auditor is authorized to certify in the name of, or on behalf of the Bank, in its own right or in a fiduciary or representative capacity, as to the accuracy and completeness of any account, schedule of assets, or other document, instrument or paper requiring such certification.

                                  ARTICLE VII
                                INDEMNIFICATION

     SECTION 7.1. Indemnification. Any person made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, is or was a director, trustee, officer or employee of the Bank or serves or served any other corporation in any capacity, at the request of the Bank, shall be indemnified by the Bank and the Bank may advance his related expenses, to the full extent permitted by law. For purposes of this Article VII, the Bank may consider the term "Bank" to include any corporation which has been merged or consolidated into the Bank or of which the Bank has acquired all or substantially all the assets in a transaction requiring authorization by the shareholders of the corporation whose assets were acquired.

     SECTION 7.2. Other Indemnification. The foregoing provisions of this
Article VII shall apply in respect of all alleged or actual causes of action accrued before, on or after September 1, 1964, except that, as to any such cause of action which accrued before such date, the Bank may provide, and any person concerned shall be entitled to, indemnification under and pursuant to any statutory provision or principle of common law in effect prior to such date, all to the extent permitted by law.

                                  ARTICLE VIII
                                 CAPITAL STOCK

     SECTION 8.1. Certificates of Stock. Certificates of stock shall be signed by the Chairman, the President or a Vice President and the Secretary or an Assistant Secretary and may bear the seal of the Bank. The signatures and the seal may be facsimile to the extent permitted by law. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Bank with the same effect as if he were such officer at the date of issue.

     SECTION 8.2. Transfer of Certificates. Separate books of transfer shall be kept in which transfers of shares of stock shall be entered by the person entitled to make such transfer or his attorney-in-fact, upon surrender of the certificate for the shares to be transferred in proper form for such transfer.

     SECTION 8.3. New Certificates. No new certificate shall be issued until the former certificate is cancelled except when a certificate is lost or destroyed a new certificate may be issued on such terms as the Board may prescribe.

                                   ARTICLE IX
                                 CORPORATE SEAL

     SECTION 9.1. The Seal. The Board shall provide a corporate seal for the Bank which may be affixed to any document, certificate or paper and attested by such individuals as provided by these By-laws or as the Board may from time-to-time determine.

                                   ARTICLE X
                              AMENDMENT OF BY-LAWS

     SECTION 10.1. Procedure for Amendments. By-laws of the Bank may be adopted, amended or repealed by vote of the stockholders entitled to vote in any election of directors. By-laws may also be adopted, amended or repealed by a majority of all the directors then in office. Any By-law adopted by the Board may be amended or repealed by the stockholders entitled to vote thereon as hereinabove provided. If any By-law regulating an impending election of directors is adopted, amended or repealed by the Board, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the By-law so adopted, amended or repealed, together with a concise statement of the changes made.

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                   Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ........       $ 3,036,306
   Interest-bearing balances .................................         9,034,655
Securities:
   Held-to-maturity securities ...............................         1,693,598
   Available-for-sale securities .............................        20,325,634
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices ....................            19,100
   Securities purchased under agreements to
   resell ....................................................         4,324,992
Loans and lease financing receivables:
   Loans and leases held for sale ............................             6,685
   Loans and leases, net of unearned
     income ..................................................        37,402,355
   LESS: Allowance for loan and
     lease losses ............................................           594,211
   Loans and leases, net of unearned
     income and allowance ....................................        36,808,144
Trading Assets ...............................................         3,420,107
Premises and fixed assets (including capitalized
   leases) ...................................................           969,419
Other real estate owned ......................................             1,253
Investments in unconsolidated subsidiaries and
   associated companies ......................................           253,729
Customers' liability to this bank on acceptances
   outstanding ...............................................           166,157
Intangible assets
   Goodwill ..................................................         2,708,882
   Other intangible assets ...................................           748,171

                                                                   Dollar Amounts
ASSETS                                                              In Thousands
Other assets .................................................         6,998,625
                                                                     -----------
Total assets .................................................       $90,515,457
                                                                     ===========
LIABILITIES
Deposits:
   In domestic offices .......................................       $40,236,165
   Noninterest-bearing .......................................        15,201,748
   Interest-bearing ..........................................        25,034,417
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..................................        24,110,224
   Noninterest-bearing .......................................           300,559
   Interest-bearing ..........................................        23,809,665
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices .................................................           717,565
   Securities sold under agreements to
     repurchase ..............................................           812,853
Trading liabilities ..........................................         2,598,442
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .................................         4,158,526
Not applicable
Bank's liability on acceptances executed and
   outstanding ...............................................           167,267
Subordinated notes and debentures ............................         2,389,088
Other liabilities ............................................         6,730,454
                                                                     -----------
Total liabilities ............................................       $81,920,584
                                                                     ===========
Minority interest in consolidated
   subsidiaries ..............................................           142,058
EQUITY CAPITAL
Perpetual preferred stock and related
   surplus ...................................................                 0
Common stock .................................................         1,135,284
Surplus ......................................................         2,087,205
Retained earnings ............................................         5,213,125
Accumulated other comprehensive income .......................            17,201
Other equity capital components ..............................                 0
                                                                     -----------
Total equity capital .........................................         8,452,815
                                                                     -----------
Total liabilities, minority interest, and equity
   capital ...................................................       $90,515,457
                                                                     ===========

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                      Directors
Alan R. Griffith